Exhibit 99.2

RenaissanceRe Holdings Ltd. Financial Supplement
Contact: Investors: RenaissanceRe Holdings Ltd. Rohan Pai Director of Investor Relations 441-295-4513 Media: Kekst and Company Peter Hill or Dawn Dover 212-521-4800	September 30, 2011

RenaissanceRe Holdings Ltd.

Contents

Page(s)

Basis of Presentation	i

Financial Highlights	1

Income Statements
a. Summary Consolidated Statements of Operations	2-3
b. Consolidated Segment Underwriting Results	4-5
c. Reinsurance Segment - Unit Underwriting Results	6-7
d. Gross Premiums Written and Managed Premiums	8-9
e. DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a. Summary Consolidated Balance Sheets	12

Investments
a. Investment Portfolio - Composition	13
b. Summary of Other Investments	14
c. Investment Result	15
d. Investment Portfolio - Yield to Maturity and Credit Rating	16
e. Investment Portfolio - Change in Portfolio Composition	17
f. Fixed Maturity Investments - Corporate Sector	18
g. Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a. Reserves for Claims and Claim Expenses	19
b. Paid to Incurred Analysis	20

Other Items
a. Earnings (Loss) per Share	21
b. Equity in Earnings (Losses) of Other Ventures	22
c. Other (Loss) Income	23
d. Ratings	24

Comments on Regulation G	25-26

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 25 and 26 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. On November 18, 2010, the Company entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) with QBE Holdings, Inc. (“QBE”) to sell substantially all of its U.S.-based insurance operations, including its U.S. property and casualty business underwritten through managing general agents, its crop insurance business underwritten through Agro National Inc., its commercial property insurance operations and its claims operations. The Company classified the assets and liabilities associated with this transaction as held for sale. The financial results for these operations have been presented as discontinued operations in the Company’s statements of operations for all periods presented. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all amounts presented in this financial supplement relate to the Company’s continuing operations. On March 4, 2011, the Company completed the sale of substantially all of its U.S.-based insurance operations to QBE.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company’s ventures unit, (2) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company’s Bermuda-based insurance operations.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q .

All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended		Nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Highlights

Gross premiums written	$139,938	$111,543	$1,392,006	$1,134,094
Net premiums written	103,010	82,307	983,580	818,800
Net premiums earned	229,224	212,355	751,940	675,179
Net claims and claim expenses incurred	77,830	77,936	857,628	156,473
Underwriting income (loss)	83,168	71,306	(304,261)	322,388
Net investment (loss) income	(27,940)	59,570	65,669	151,452
Net income (loss) available (attributable) to RenaissanceRe common shareholders	49,263	204,750	(174,006)	580,038

Net realized and unrealized gains on investments	16,983	92,342	46,748	210,593
Net other-than-temporary impairments	(449)	—	(449)	(829)

Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	32,729	90,904	(220,347)	347,317

Total assets	$8,117,409	$8,775,154	$8,117,409	$8,775,154
Total shareholders’ equity attributable to RenaissanceRe	$3,547,814	$3,973,810	$3,547,814	$3,973,810

Per share data

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$0.95	$3.70	$(3.44)	$10.04
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1) (2)	$0.62	$1.59	$(4.35)	$5.91

Dividends per common share	$0.26	$0.25	$0.78	$0.75

Book value per common share	$57.89	$60.57	57.89	$60.57
Adjustment for goodwill and other intangibles (1)	(0.94)	(2.05)	(0.94)	(2.05)

Tangible book value per common share (1)	56.95	58.52	56.95	58.52
Accumulated dividends per common share	10.66	9.63	10.66	9.63

Tangible book value per common share plus accumulated dividends (1)	$67.61	$68.15	$67.61	$68.15

Financial ratios

Net claims and claim expense ratio - current accident year	37.7%	54.1%	127.0%	57.2%
Net claims and claim expense ratio - prior accident years	(3.7%)	(17.4%)	(12.9%)	(34.0%)

Net claims and claim expense ratio - calendar year	34.0%	36.7%	114.1%	23.2%
Underwriting expense ratio	29.7%	29.7%	26.4%	29.1%

Combined ratio	63.7%	66.4%	140.5%	52.3%

Operating return on average common equity - annualized (1)	4.4%	11.3%	(9.6%)	14.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Revenues
Gross premiums written	$139,938	$641,563	$610,505	$31,201	$111,543

Net premiums written	$103,010	$427,995	$452,575	$30,165	$82,307
Decrease (increase) in unearned premiums	126,214	(210,820)	(147,034)	159,577	130,048

Net premiums earned	229,224	217,175	305,541	189,742	212,355
Net investment (loss) income	(27,940)	33,328	60,281	52,503	59,570
Net foreign exchange (losses) gains	(2,650)	(4,521)	660	(4,646)	(529)
Equity in earnings (losses) of other ventures	4,794	5,128	(23,753)	(10,390)	(6,740)
Other (loss) income	(2,015)	(5,167)	50,145	26,032	25,021
Net realized and unrealized gains (losses) on investments	16,983	34,979	(5,214)	(66,149)	92,342

Total other-than-temporary impairments	(498)	—	—	—	—
Portion recognized in other comprehensive income, before taxes	49	—	—	—	—

Net other-than-temporary impairments	(449)	—	—	—	—

Total revenues	217,947	280,922	387,660	187,092	382,019

Expenses
Net claims and claim expenses incurred	77,830	151,261	628,537	(27,128)	77,936
Acquisition expenses	26,057	13,883	32,335	18,803	26,143
Operational expenses	42,169	42,299	41,830	45,882	36,970
Corporate expenses	3,582	4,011	2,064	4,744	5,590
Interest expense	5,722	5,730	6,195	6,303	6,164

Total expenses	155,360	217,184	710,961	48,604	152,803

Income (loss) from continuing operations before taxes	62,587	63,738	(323,301)	138,488	229,216
Income tax benefit (expense)	1,435	1,773	52	(196)	2,399

Income (loss) from continuing operations	64,022	65,511	(323,249)	138,292	231,615
(Loss) income from discontinued operations	(965)	(10,094)	(1,526)	11,108	21,234

Net income (loss)	63,057	55,417	(324,775)	149,400	252,849
Net (income) loss attributable to noncontrolling interests	(5,044)	(21,903)	85,492	(16,432)	(37,524)

Net income (loss) attributable to RenaissanceRe	58,013	33,514	(239,283)	132,968	215,325
Dividends on preference shares	(8,750)	(8,750)	(8,750)	(10,393)	(10,575)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$49,263	$24,764	$(248,033)	$122,575	$204,750

Operating income (loss) available income to RenaissanceRe common shareholders per common share - diluted (1)	$0.62	$(0.21)	$(4.59)	$3.47	$1.59

Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.98	$0.68	$(4.66)	$2.04	$3.33
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.02)	(0.20)	(0.03)	0.21	0.40

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.96	$0.48	$(4.69)	$2.25	$3.73

Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	0.97	$0.68	$(4.66)	$2.02	$3.31
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	(0.02)	(0.20)	(0.03)	0.21	0.39

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (2)	$0.95	$0.48	$(4.69)	$2.23	$3.70

Average shares outstanding - basic	50,501	50,493	51,504	53,166	53,467
Average shares outstanding - diluted (2)	50,973	51,050	51,504	53,667	53,965

Net claims and claim expense ratio	34.0%	69.6%	205.7%	(14.3%)	36.7%
Underwriting expense ratio	29.7%	25.9%	24.3%	34.1%	29.7%

Combined ratio	63.7%	95.5%	230.0%	19.8%	66.4%

Operating return on average common equity - annualized (1)	4.4%	(1.4%)	(30.7%)	22.5%	11.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Nine months ended
	September 30, 2011	September 30, 2010
Revenues
Gross premiums written	$1,392,006	$1,134,094

Net premiums written	$983,580	$818,800
Increase in unearned premiums	(231,640)	(143,621)

Net premiums earned	751,940	675,179
Net investment income	65,669	151,452
Net foreign exchange losses	(6,511)	(12,480)
Equity in losses of other ventures	(13,831)	(1,424)
Other income	42,963	15,088
Net realized and unrealized gains on fixed maturity investments	46,748	210,593

Total other-than-temporary impairments	(498)	(831)
Portion recognized in other-than-temporary impairments	49	2

Net other-than-temporary impairments	(449)	(829)

Total revenues	886,529	1,037,579

Expenses
Net claims and claim expenses incurred	857,628	156,473
Acquisition expenses	72,275	76,158
Operational expenses	126,298	120,160
Corporate expenses	9,657	15,392
Interest expense	17,647	15,526

Total expenses	1,083,505	383,709

(Loss) income from continuing operations before taxes	(196,976)	653,870
Income tax benefit	3,260	6,320

(Loss) income from continuing operations	(193,716)	660,190
(Loss) income from discontinued operations	(12,585)	51,562

Net (loss) income	(206,301)	711,752
Net loss (income) attributable to noncontrolling interests	58,545	(99,989)

Net (loss) income attributable (available) to RenaissanceRe	(147,756)	611,763
Dividends on preference shares	(26,250)	(31,725)

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(174,006)	$580,038

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(4.35)	$5.91

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - basic	$(3.19)	$9.21
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.25)	0.92

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(3.44)	$10.13

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(3.19)	$9.12
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	(0.25)	0.92

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(3.44)	$10.04

Average shares outstanding - basic	50,830	55,804
Average shares outstanding - diluted (2)	50,830	56,299

Net claims and claim expense ratio	114.1%	23.2%
Underwriting expense ratio	26.4%	29.1%

Combined ratio	140.5%	52.3%

Operating return on average common equity - annualized (1)	(9.6%)	14.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Reinsurance	Reinsurance	Reinsurance	Reinsurance	Reinsurance
	Three months ended September 30, 2011
	Reinsurance	Lloyd’s	Insurance	Eliminations	Total

Gross premiums written	$122,811	$17,127	$—	$—	$139,938

Net premiums written	$86,745	$16,125	$140		$103,010

Net premiums earned	$208,074	$20,797	$353		$229,224
Net claims and claim expenses incurred	58,565	14,141	5,124		77,830
Acquisition expenses	21,964	4,013	80		26,057
Operational expenses	32,462	9,560	147		42,169

Underwriting income (loss)	$95,083	$(6,917)	$(4,998)		$83,168

Net claims and claim expenses incurred - current accident year	$72,358	$14,089	$(17)		$86,430
Net claims and claim expenses incurred - prior accident years	(13,793)	52	5,141		(8,600)

Net claims and claim expenses incurred - total	$58,565	$14,141	$5,124		$77,830

Net claims and claim expense ratio - current accident year	34.8%	67.7%	(4.8%)		37.7%
Net claims and claim expense ratio - prior accident years	(6.7%)	0.3%	1,456.4%		(3.7%)

Net claims and claim expense ratio - calendar year	28.1%	68.0%	1,451.6%		34.0%
Underwriting expense ratio	26.2%	65.3%	64.3%		29.7%

Combined ratio	54.3%	133.3%	1,515.9%		63.7%

	Reinsurance	Reinsurance	Reinsurance	Reinsurance	Reinsurance
	Three months ended September 30, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$110,577	$8,762	$591	$(8,387)	$111,543

Net premiums written	$86,309	$6,141	$(10,143)		$82,307

Net premiums earned	$205,057	$13,979	$(6,681)		$212,355
Net claims and claim expenses incurred	72,480	7,687	(2,231)		77,936
Acquisition expenses	22,464	3,351	328		26,143
Operational expenses	29,637	6,246	1,087		36,970

Underwriting income (loss)	$80,476	$(3,305)	$(5,865)		$71,306

Net claims and claim expenses incurred - current accident year	$106,344	$7,702	$816		$114,862
Net claims and claim expenses incurred - prior accident years	(33,864)	(15)	(3,047)		(36,926)

Net claims and claim expenses incurred - total	$72,480	$7,687	$(2,231)		$77,936

Net claims and claim expense ratio - current accident year	51.9%	55.1%	(12.2%)		54.1%
Net claims and claim expense ratio - prior accident years	(16.6%)	(0.1%)	45.6%		(17.4%)

Net claims and claim expense ratio - calendar year	35.3%	55.0%	33.4%		36.7%
Underwriting expense ratio	25.5%	68.6%	(21.2%)		29.7%

Combined ratio	60.8%	123.6%	12.2%		66.4%

(1)	Represents $(1.5) million and $9.8 million of gross premiums ceded from the Insurance segment to the Lloyd’s segment and from the Insurance segment to the Reinsurance segment, respectively, for the three months ended September 30, 2010.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Nine months ended September 30, 2011
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$1,303,897	$87,873	$313	$(77)	$1,392,006

Net premiums written	$906,167	$76,946	$467		$983,580

Net premiums earned	$696,964	$53,704	$1,272		$751,940
Net claims and claim expenses incurred	797,188	53,283	7,157		857,628
Acquisition expenses	62,187	9,779	309		72,275
Operational expenses	97,726	27,167	1,405		126,298

Underwriting loss	$(260,137)	$(36,525)	$(7,599)		$(304,261)

Net claims and claim expenses incurred - current accident year	$902,118	$53,027	$(86)		$955,059
Net claims and claim expenses incurred - prior accident years	(104,930)	256	7,243		(97,431)

Net claims and claim expenses incurred - total	$797,188	$53,283	$7,157		$857,628

Net claims and claim expense ratio - current accident year	129.4%	98.7%	(6.8%)		127.0%
Net claims and claim expense ratio - prior accident years	(15.0%)	0.5%	569.5%		(12.9%)

Net claims and claim expense ratio - calendar year	114.4%	99.2%	562.7%		114.1%
Underwriting expense ratio	22.9%	68.8%	134.7%		26.4%

Combined ratio	137.3%	168.0%	697.4%		140.5%

	Nine months ended September 30, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$1,105,679	$57,627	$1,276	$(30,488)	$1,134,094

Net premiums written	$793,967	$52,122	$(27,289)		$818,800

Net premiums earned	$646,349	$37,580	$(8,750)		$675,179
Net claims and claim expenses incurred	141,095	18,026	(2,648)		156,473
Acquisition expenses	63,064	7,682	5,412		76,158
Operational expenses	93,523	17,333	9,304		120,160

Underwriting income (loss)	$348,667	$(5,461)	$(20,818)		$322,388

Net claims and claim expenses incurred - current accident year	$361,403	$18,202	$6,302		$385,907
Net claims and claim expenses incurred - prior accident years	(220,308)	(176)	(8,950)		(229,434)

Net claims and claim expenses incurred - total	$141,095	$18,026	$(2,648)		$156,473

Net claims and claim expense ratio - current accident year	55.9%	48.4%	(72.0%)		57.2%
Net claims and claim expense ratio - prior accident years	(34.1%)	(0.4%)	102.3%		(34.0%)

Net claims and claim expense ratio - calendar year	21.8%	48.0%	30.3%		23.2%
Underwriting expense ratio	24.3%	66.5%	(168.2%)		29.1%

Combined ratio	46.1%	114.5%	(137.9%)		52.3%

(1)	Represents $0.1 million of gross premiums ceded from Reinsurance segment to the Lloyd’s segment for the nine months ended September 30, 2011 (2010 - $20.1 million, $10.1 million and $0.2 million of gross premiums ceded from the Insurance segment to the Lloyd’s segment, from the Insurance segment to the Reinsurance segment and from the Reinsurance segment to Lloyd’s segment, respectively).

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Three months ended September 30, 2011
	Catastrophe	Specialty	Total

Gross premiums written	$97,217	$25,594	$122,811

Net premiums written	$61,234	$25,511	$86,745

Net premiums earned	$175,242	$32,832	$208,074
Net claims and claim expenses incurred	56,221	2,344	58,565
Acquisition expenses	17,149	4,815	21,964
Operational expenses	25,003	7,459	32,462

Underwriting income	$76,869	$18,214	$95,083

Net claims and claim expenses incurred - current accident year	$57,242	$15,116	$72,358
Net claims and claim expenses incurred - prior accident years	(1,021)	(12,772)	(13,793)

Net claims and claim expenses incurred - total	$56,221	$2,344	$58,565

Net claims and claim expense ratio - current accident year	32.7%	46.0%	34.8%
Net claims and claim expense ratio - prior accident years	(0.6%)	(38.9%)	(6.7%)

Net claims and claim expense ratio - calendar year	32.1%	7.1%	28.1%
Underwriting expense ratio	24.0%	37.4%	26.2%

Combined ratio	56.1%	44.5%	54.3%

	Three months ended September 30, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$88,278	$22,299	$110,577

Net premiums written	$64,134	$22,175	$86,309

Net premiums earned	$176,130	$28,927	$205,057
Net claims and claim expenses incurred	71,191	1,289	72,480
Acquisition expenses	18,962	3,502	22,464
Operational expenses	23,252	6,385	29,637

Underwriting income	$62,725	$17,751	$80,476

Net claims and claim expenses incurred - current accident year	$87,178	$19,166	$106,344
Net claims and claim expenses incurred - prior accident years	(15,987)	(17,877)	(33,864)

Net claims and claim expenses incurred - total	$71,191	$1,289	$72,480

Net claims and claim expense ratio - current accident year	49.5%	66.3%	51.9%
Net claims and claim expense ratio - prior accident years	(9.1%)	(61.8%)	(16.6%)

Net claims and claim expense ratio - calendar year	40.4%	4.5%	35.3%
Underwriting expense ratio	24.0%	34.1%	25.5%

Combined ratio	64.4%	38.6%	60.8%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Nine months ended September 30, 2011
	Catastrophe	Specialty	Total

Gross premiums written	$1,179,141	$124,756	$1,303,897

Net premiums written	$786,910	$119,257	$906,167

Net premiums earned	$598,040	$98,924	$696,964
Net claims and claim expenses incurred	770,113	27,075	797,188
Acquisition expenses	46,658	15,529	62,187
Operational expenses	75,464	22,262	97,726

Underwriting (loss) income	$(294,195)	$34,058	$(260,137)

Net claims and claim expenses incurred - current accident year	$802,630	$99,488	$902,118
Net claims and claim expenses incurred - prior accident years	(32,517)	(72,413)	(104,930)

Net claims and claim expenses incurred - total	$770,113	$27,075	$797,188

Net claims and claim expense ratio - current accident year	134.2%	100.6%	129.4%
Net claims and claim expense ratio - prior accident years	(5.4%)	(73.2%)	(15.0%)

Net claims and claim expense ratio - calendar year	128.8%	27.4%	114.4%
Underwriting expense ratio	20.4%	38.2%	22.9%

Combined ratio	149.2%	65.6%	137.3%

	Nine months ended September 30, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$1,001,940	$103,739	$1,105,679

Net premiums written	$693,889	$100,078	$793,967

Net premiums earned	$562,938	$83,411	$646,349
Net claims and claim expenses incurred	180,652	(39,557)	141,095
Acquisition expenses	53,016	10,048	63,064
Operational expenses	75,309	18,214	93,523

Underwriting income	$253,961	$94,706	$348,667

Net claims and claim expenses incurred - current accident year	$289,100	$72,303	$361,403
Net claims and claim expenses incurred - prior accident years	(108,448)	(111,860)	(220,308)

Net claims and claim expenses incurred - total	$180,652	$(39,557)	$141,095

Net claims and claim expense ratio - current accident year	51.4%	86.7%	55.9%
Net claims and claim expense ratio - prior accident years	(19.3%)	(134.1%)	(34.1%)

Net claims and claim expense ratio - calendar year	32.1%	(47.4%)	21.8%
Underwriting expense ratio	22.8%	33.9%	24.3%

Combined ratio	54.9%	(13.5%)	46.1%

7

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Reinsurance Segment

Renaissance catastrophe premiums	$64,317	$366,929	$311,642	$(3,273)	$62,434
Renaissance specialty premiums	25,614	23,066	74,395	25,647	21,363

Total Renaissance premiums	89,931	389,995	386,037	22,374	83,797

DaVinci catastrophe premiums	32,900	216,317	187,036	(4,434)	25,844
DaVinci specialty premiums	(20)	1,092	609	—	936

Total DaVinci premiums	32,880	217,409	187,645	(4,434)	26,780

Total catastrophe unit premiums	97,217	583,246	498,678	(7,707)	88,278
Total specialty unit premiums	25,594	24,158	75,004	25,647	22,299

Total Reinsurance segment gross premiums written	$122,811	$607,404	$573,682	$17,940	$110,577

Lloyd’s Segment

Specialty	$14,290	$17,546	$29,235	$10,983	$8,851
Catastrophe	2,837	16,580	7,385	309	1,422
Insurance	—	—	—	(2,710)	(1,511)

Total Lloyd’s segment gross premiums written	$17,127	$34,126	$36,620	$8,582	$8,762

Insurance Segment

Commercial property	$—	$33	$280	$926	$50
Personal lines property	—	—	—	383	541

Total Insurance segment gross premiums written	$—	$33	$280	$1,309	$591

Managed Premiums (1)

Total catastrophe unit gross premiums written	$97,217	$583,246	$498,678	$(7,707)	$88,278
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	12,379	19,079	22,528	2,507	60
Catastrophe premiums written in the Lloyd’s unit	2,837	16,580	7,385	309	1,422
Catastrophe premiums assumed from the Insurance segment	—	—	—	660	(9,899)

Total managed catastrophe premiums (1)	$112,433	$618,905	$528,591	$(4,231)	$79,861

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Nine months ended
	September 30, 2011	September 30, 2010
Reinsurance Segment

Renaissance catastrophe premiums	$742,888	$633,353
Renaissance specialty premiums	123,075	101,201

Total Renaissance premiums	865,963	734,554

DaVinci catastrophe premiums	436,253	368,587
DaVinci specialty premiums	1,681	2,538

Total DaVinci premiums	437,934	371,125

Total catastrophe unit premiums	$1,179,141	$1,001,940
Total specialty unit premiums	124,756	103,739

Total Reinsurance segment premiums	$1,303,897	$1,105,679

Lloyd’s Segment

Specialty	$61,071	$23,081
Catastrophe	26,802	14,415
Insurance	—	20,131

Total Lloyd’s segment premiums	$87,873	$57,627

Insurance Segment

Commercial property	$313	$1,167
Personal lines property	—	109

Total Insurance segment gross premiums written	$313	$1,276

Managed Premiums (1)

Total catastrophe unit premiums	$1,179,141	$1,001,940
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	53,986	45,039
Catastrophe premiums written in the Lloyd’s unit	26,802	14,415
Catastrophe premiums assumed from the Insurance segment	—	(10,141)

Total managed catastrophe premiums (1)	$1,259,929	$1,051,253

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Revenues
Gross premiums written	$32,880	$217,409	$187,645	$(4,434)	$26,780

Net premiums written	$22,673	$174,427	$167,982	$(4,433)	$20,945
Decrease (increase) in unearned premiums	58,063	(92,821)	(51,160)	79,052	61,507

Net premiums earned	80,736	81,606	116,822	74,619	82,452
Net investment (loss) income	(700)	6,189	6,974	6,725	7,980
Net foreign exchange (losses) gains	(1,194)	(1,126)	875	(1,499)	(74)
Other (loss) income	(1,032)	(230)	11,037	254	181
Net realized and unrealized (losses) gains on fixed maturity investments	(4,871)	10,339	(753)	(16,280)	28,968

Total revenues	72,939	96,778	134,955	63,819	119,507

Expenses
Net claims and claim expenses incurred	35,332	61,911	284,281	7,561	30,353
Acquisition expenses	14,916	(11,905)	(1,054)	16,254	14,065
Operational and corporate expenses	11,655	6,059	4,490	10,522	10,770
Interest expense	1,873	1,907	469	574	512

Total expenses	63,776	57,972	288,186	34,911	55,700

Net income (loss)	9,163	38,806	(153,231)	28,908	63,807

Net (income) loss attributable to redeemable noncontrolling interest	(22)	(81)	305	(59)	(128)

Net income (loss) available (attributable) to DaVinciRe common shareholders	$9,141	$38,725	$(152,926)	$28,849	$63,679

Net claims and claim expenses incurred - current accident year	$33,096	$66,248	$291,227	$18,219	$37,273
Net claims and claim expenses incurred - prior accident years	2,236	(4,337)	(6,946)	(10,658)	(6,920)

Net claims and claim expenses incurred - total	$35,332	$61,911	$284,281	$7,561	$30,353

Net claims and claim expense ratio - current accident year	41.0%	81.2%	249.3%	24.4%	45.2%
Net claims and claim expense ratio - prior accident years	2.8%	(5.3%)	(6.0%)	(14.3%)	(8.4%)

Net claims and claim expense ratio - calendar year	43.8%	75.9%	243.3%	10.1%	36.8%
Underwriting expense ratio	32.9%	(7.2%)	3.0%	35.9%	30.1%

Combined ratio	76.7%	68.7%	246.3%	46.0%	66.9%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Nine months ended
	September 30, 2011	September 30, 2010
Revenues
Gross premiums written	$437,934	$371,125

Net premiums written	$365,082	$330,536
Increase in unearned premiums	(85,918)	(73,830)

Net premiums earned	279,164	256,706
Net investment income	12,463	24,461
Net foreign exchange losses	(1,445)	(2,032)
Other income (loss)	9,775	(247)
Net realized and unrealized gains on fixed maturity investments	4,715	51,166

Total other-than-temporary impairments	—	(648)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	—	(648)

Total revenues	304,672	329,406

Expenses
Net claims and claim expenses incurred	381,524	84,669
Acquisition expenses	1,957	49,130
Operational and corporate expenses	22,204	24,131
Interest expense	4,249	1,455

Total expenses	409,934	159,385

Net (loss) income	(105,262)	170,021

Net loss (income) attributable to redeemable noncontrolling interest	202	(343)

Net (loss) income (attributable) available to DaVinciRe common shareholders	$(105,060)	$169,678

Net claims and claim expenses incurred - current accident year	$390,571	$123,853
Net claims and claim expenses incurred - prior accident years	(9,047)	(39,184)

Net claims and claim expenses incurred - total	$381,524	$84,669

Net claims and claim expense ratio - current accident year	139.9%	48.2%
Net claims and claim expense ratio - prior accident years	(3.2%)	(15.2%)

Net claims and claim expense ratio - calendar year	136.7%	33.0%
Underwriting expense ratio	8.6%	28.5%

Combined ratio	145.3%	61.5%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Assets
Fixed maturity investments trading, at fair value	$3,687,669	$3,864,205	$3,678,549	$3,871,780	$4,332,794
Fixed maturity investments available for sale, at fair value	149,969	202,769	232,320	244,917	273,339

Total fixed maturity investments, at fair value	3,837,638	4,066,974	3,910,869	4,116,697	4,606,133
Short term investments, at fair value	1,557,937	774,421	1,518,542	1,110,364	842,953
Equity investments trading, at fair value	45,607	32,252	12,707	—	—
Other investments, at fair value	736,757	839,643	782,325	787,548	792,377
Investments in other ventures, under equity method	78,071	82,197	78,623	85,603	79,976

Total investments	6,256,010	5,795,487	6,303,066	6,100,212	6,321,439
Cash and cash equivalents	235,058	237,737	252,631	277,738	248,120
Premiums receivable	695,163	933,519	574,547	322,080	487,744
Prepaid reinsurance premiums	164,547	245,676	125,722	60,643	153,346
Reinsurance recoverable	434,553	333,245	324,124	101,711	103,449
Accrued investment income	34,237	36,266	33,580	34,560	37,431
Deferred acquisition costs	71,225	90,858	56,656	35,648	60,359
Receivable for investments sold	33,791	257,075	136,943	99,226	158,465
Other secured assets	—	—	14,169	14,250	17,765
Other assets	176,114	219,226	176,644	205,373	188,165
Goodwill and other intangibles	14,230	14,383	14,537	14,690	14,844
Assets of discontinued operations held for sale	2,481	2,868	2,481	872,147	984,027

Total assets	$8,117,409	$8,166,340	$8,015,100	$8,138,278	$8,775,154

Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,226,005	$2,170,728	$2,070,095	$1,257,843	$1,364,225
Unearned premiums	623,596	830,939	500,165	286,183	538,462
Debt	349,224	349,201	549,178	549,155	549,132
Reinsurance balances payable	317,627	403,152	256,663	318,024	368,270
Payable for investments purchased	233,282	102,545	417,257	195,383	304,604
Other secured liabilities	—	—	14,000	14,000	17,500
Other liabilities	174,424	152,853	165,717	222,310	211,793
Liabilities of discontinued operations held for sale	9,098	10,220	2,246	598,511	706,255

Total liabilities	3,933,256	4,019,638	3,975,321	3,441,409	4,060,241

Redeemable noncontrolling interest - DaVinciRe	633,112	628,001	536,717	757,655	741,103

Shareholders’ Equity
Preference shares	550,000	550,000	550,000	550,000	650,000
Common shares	51,787	51,753	51,742	54,110	54,875
Additional paid-in capital	9,331	5,768	—	—	5,840
Accumulated other comprehensive income	11,092	18,031	19,845	19,823	23,774
Retained earnings	2,925,604	2,889,719	2,878,315	3,312,392	3,239,321

Total shareholders’ equity attributable to RenaissanceRe	3,547,814	3,515,271	3,499,902	3,936,325	3,973,810
Noncontrolling interest	3,227	3,430	3,160	2,889	—

Total shareholders’ equity	3,551,041	3,518,701	3,503,062	3,939,214	3,973,810

Total liabilities, noncontrolling interests and shareholders’ equity	$8,117,409	$8,166,340	$8,015,100	$8,138,278	$8,775,154

Book value per common share	$57.89	$57.30	$57.01	$62.58	$60.57

Common shares outstanding	51,787	51,753	51,742	54,110	54,875

12

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
TYPE OF INVESTMENT

U.S. treasuries	$428,865	6.9%	$454,148	7.8%	$522,006	8.3%	$761,461	12.4%	$1,198,741	19.0%
Agencies	127,063	2.0%	189,765	3.3%	278,501	4.4%	216,963	3.6%	218,295	3.5%
Non-U.S. government (Sovereign debt)	402,288	6.4%	340,430	5.9%	243,606	3.9%	184,387	3.0%	153,695	2.4%
FDIC guaranteed corporate	183,314	2.9%	232,992	4.0%	305,745	4.9%	388,468	6.4%	399,938	6.3%
Non-U.S. government-backed corporate	594,897	9.6%	409,443	7.1%	316,618	5.0%	357,504	5.9%	531,009	8.4%
Corporate	1,294,442	20.7%	1,651,688	28.4%	1,523,224	24.1%	1,512,411	24.7%	1,510,917	24.0%
Agency mortgage-backed	363,814	5.8%	296,627	5.1%	430,192	6.8%	401,807	6.6%	312,634	4.9%
Non-agency mortgage-backed	104,541	1.7%	105,581	1.8%	35,848	0.6%	34,149	0.6%	35,954	0.6%
Commercial mortgage-backed	318,805	5.1%	340,610	5.9%	213,809	3.4%	219,440	3.6%	198,246	3.1%
Asset-backed	19,609	0.3%	45,690	0.8%	41,320	0.7%	40,107	0.7%	46,704	0.7%

Total fixed maturity investments, at fair value	3,837,638	61.4%	4,066,974	70.1%	3,910,869	62.1%	4,116,697	67.5%	4,606,133	72.9%
Short term investments, at fair value	1,557,937	24.9%	774,421	13.4%	1,518,542	24.1%	1,110,364	18.2%	842,953	13.3%
Equity investments trading, at fair value	45,607	0.7%	32,252	0.6%	12,707	0.2%	—	—	—	—
Other investments, at fair value	736,757	11.8%	839,643	14.5%	782,325	12.4%	787,548	12.9%	792,377	12.5%

Total managed investment portfolio	6,177,939	98.8%	5,713,290	98.6%	6,224,443	98.8%	6,014,609	98.6%	6,241,463	98.7%
Investments in other ventures, under equity method	78,071	1.2%	82,197	1.4%	78,623	1.2%	85,603	1.4%	79,976	1.3%

Total investments	$6,256,010	100.0%	$5,795,487	100.0%	$6,303,066	100.0%	$6,100,212	100.0%	$6,321,439	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS

AAA	$1,099,221	28.6%	$2,197,397	54.1%	$2,284,378	58.4%	$2,531,922	61.5%	$3,012,436	65.5%
AA (1)	1,607,177	41.9%	481,789	11.8%	457,769	11.7%	489,780	11.9%	586,276	12.7%
A	619,229	16.1%	790,594	19.4%	675,011	17.3%	666,497	16.2%	644,169	14.0%
BBB	329,213	8.6%	398,354	9.8%	347,766	8.9%	303,269	7.4%	273,948	5.9%
Non-investment grade	182,798	4.8%	198,840	4.9%	145,945	3.7%	125,229	3.0%	89,304	1.9%

Total fixed maturity investments, at fair value	$3,837,638	100.0%	$4,066,974	100.0%	$3,910,869	100.0%	$4,116,697	100.0%	$4,606,133	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS

Due in less than one year	$168,557	4.4%	$201,681	5.0%	$208,422	5.3%	$90,450	2.2%	$39,960	0.9%
Due after one through five years	1,893,416	49.3%	1,986,843	48.8%	1,969,491	50.3%	2,330,181	56.6%	2,826,941	61.4%
Due after five through ten years	831,196	21.7%	923,919	22.7%	827,647	21.2%	827,981	20.1%	978,797	21.2%
Due after ten years	137,700	3.6%	166,023	4.1%	184,140	4.7%	172,582	4.2%	166,897	3.6%
Mortgage-backed securities	787,160	20.5%	742,818	18.3%	679,849	17.4%	655,396	15.9%	546,834	11.9%
Asset-backed securities	19,609	0.5%	45,690	1.1%	41,320	1.1%	40,107	1.0%	46,704	1.0%

Total fixed maturity investments, at fair value	$3,837,638	100.0%	$4,066,974	100.0%	$3,910,869	100.0%	$4,116,697	100.0%	$4,606,133	100.0%

Weighted average effective yield of fixed maturities and short term investments	2.0%		2.4%		2.1%		2.1%		1.7%
Average duration of fixed maturities and short term investments	2.5		2.7		2.5		3.2		3.0

(1)	Included in the AA rating category at September 30, 2011 is $739.2 million of U.S. treasuries, agencies and FDIC guaranteed corporate fixed maturity investments that were included in the AAA rating category in prior periods.

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
TYPE OF INVESTMENT

Private equity partnerships	$345,986	$363,688	$362,717	$347,556	$310,296
Senior secured bank loan funds	243,766	247,528	171,559	166,106	168,309
Catastrophe bonds	85,800	93,805	107,570	123,961	159,752
Non-U.S. fixed income funds	29,440	88,962	87,336	80,224	78,848
Hedge funds	26,810	39,753	40,616	41,005	44,043
Miscellaneous other investments	4,955	5,907	12,527	28,696	31,129

Total other investments, at fair value	$736,757	$839,643	$782,325	$787,548	$792,377

TYPE OF INVESTMENT

Private equity partnerships	47.0%	43.3%	46.3%	44.2%	39.2%
Senior secured bank loan funds	33.1%	29.5%	21.9%	21.1%	21.2%
Catastrophe bonds	11.6%	11.2%	13.8%	15.7%	20.2%
Non-U.S. fixed income funds	4.0%	10.6%	11.2%	10.2%	10.0%
Hedge funds	3.6%	4.7%	5.2%	5.2%	5.5%
Miscellaneous other investments	0.7%	0.7%	1.6%	3.6%	3.9%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended					Nine months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	September 30, 2011	September 30, 2010

Fixed maturity investments	$11,435	$24,426	$27,913	$16,087	$35,219	$63,774	$92,108
Short term investments	281	433	595	515	635	1,309	1,803
Equity investments trading	171	112	14	—	—	297	—
Other investments
Hedge funds and private equity investments	(25,702)	8,230	23,507	31,204	7,491	6,035	33,215
Other	(11,665)	2,838	10,827	7,292	18,979	2,000	32,013
Cash and cash equivalents	66	45	41	120	74	152	157

	(25,414)	36,084	62,897	55,218	62,398	73,567	159,296
Investment expenses	(2,526)	(2,756)	(2,616)	(2,715)	(2,828)	(7,898)	(7,844)

Net investment (loss) income	(27,940)	33,328	60,281	52,503	59,570	65,669	151,452

Gross realized gains	38,054	15,430	10,562	30,254	30,959	64,046	108,560
Gross realized losses	(6,099)	(4,156)	(12,617)	(7,267)	(748)	(22,872)	(11,880)

Net realized gains (losses) on fixed maturity investments	31,955	11,274	(2,055)	22,987	30,211	41,174	96,680

Net unrealized (losses) gains on fixed maturity investments trading	(13,007)	24,728	(3,758)	(89,136)	62,131	7,963	113,913
Net unrealized (losses) gains on equity investments trading	(1,965)	(1,023)	599	—	—	(2,389)	—

Net realized and unrealized gains (losses) on investments	16,983	34,979	(5,214)	(66,149)	92,342	46,748	210,593

Total other-than-temporary impairments	(498)	—	—	—	—	(498)	(831)
Portion recognized in other comprehensive income, before taxes	49	—	—	—	—	49	2

Net other-than-temporary impairments	(449)	—	—	—	—	(449)	(829)

Change in net unrealized gains on fixed maturity investments available for sale	(7,171)	(1,763)	252	(5,138)	(3,453)	(8,682)	(21,508)

Total investment result	$(18,577)	$66,544	$55,319	$(18,784)	$148,459	$103,286	$339,708

15

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
September 30, 2011	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated

Short term investments	$1,557,937	$1,557,937	25.3%	0.1%	$977,346	$580,591	$—	$—	$—	$—
		100.0%			62.7%	37.3%	0.0%	0.0%	0.0%	0.0%

Fixed maturity investments

U.S. treasuries	421,312	428,865	6.9%	0.9%	—	428,865	—	—	—	—

Agencies

Fannie Mae & Freddie Mac	111,386	112,420	1.8%	0.5%	—	112,420	—	—	—	—
Other agencies	14,364	14,643	0.2%	0.8%	—	14,643	—	—	—	—

Total agencies	125,750	127,063	2.0%	0.5%	—	127,063	—	—	—	—

Non-U.S. government (Sovereign debt)	399,180	402,288	6.5%	1.6%	303,179	63,577	15,161	11,723	6,489	2,159

FDIC guaranteed corporate	182,207	183,314	3.0%	0.4%	—	183,314	—	—	—	—

Non-U.S. government-backed corporate	588,828	594,897	9.6%	1.2%	478,202	111,651	5,044	—	—	—

Corporate	1,301,760	1,294,442	21.0%	4.6%	55,537	259,172	544,009	303,426	119,648	12,650

Mortgage-backed securities

Residential mortgage-backed
Agency securities	355,326	363,814	5.9%	1.8%	—	363,814	—	—	—	—
Non-agency securities - Prime	69,304	66,896	1.1%	7.4%	21,809	3,837	670	8,826	31,754	—
Non-agency securities - Alt A	37,868	37,645	0.6%	8.8%	20,058	131	7,358	—	10,098	—

Total residential mortgage-backed	462,498	468,355	7.6%	3.2%	41,867	367,782	8,028	8,826	41,852	—

Commercial mortgage-backed	310,079	318,805	5.2%	3.5%	200,827	65,753	46,987	5,238	—	—

Total mortgage-backed	772,577	787,160	12.8%	3.3%	242,694	433,535	55,015	14,064	41,852	—

Asset-backed

Credit cards	12,002	12,001	0.2%	1.0%	12,001	—	—	—	—	—
Student loans	2,402	2,384	0.0%	2.7%	2,384	—	—	—	—	—
Other	4,993	5,224	0.1%	0.1%	5,224	—	—	—	—	—

Total asset-backed	19,397	19,609	0.3%	1.0%	19,609	—	—	—	—	—

Total securitized assets	791,974	806,769	13.1%	3.3%	262,303	433,535	55,015	14,064	41,852	—

Total fixed maturity investments	3,811,011	3,837,638	62.1%	2.7%	1,099,221	1,607,177	619,229	329,213	167,989	14,809
		100.0%			28.6%	41.9%	16.1%	8.6%	4.4%	0.4%

Equity investments trading		45,607	0.7%		—	—	—	—	—	45,607

Other investments

Private equity partnerships		345,986	5.6%		—	—	—	—	—	345,986
Senior secured bank loan funds		243,766	3.9%		—	—	—	—	243,766	—
Catastrophe bonds		85,800	1.4%		—	—	—	—	85,800	—
Non-U.S. fixed income funds		29,440	0.5%		—	—	—	29,440	—	—
Hedge funds		26,810	0.4%		—	—	—	—	—	26,810
Miscellaneous other investments		4,955	0.1%		—	—	—	—	—	4,955

Total other investments		736,757	11.9%		—	—	—	29,440	329,566	377,751

Total managed investment portfolio		$6,177,939	100.0%		$2,076,567	$2,187,768	$619,229	$358,653	$497,555	$438,167
		100.0%			33.6%	35.4%	10.0%	5.8%	8.1%	7.1%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Portfolio Composition

	September 30, 2011		December 31, 2010		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%

Short term investments	$1,557,937	25.3%	$1,110,364	18.4%	$447,573	6.9%

Fixed maturity investments

U.S. treasuries	428,865	6.9%	761,461	12.7%	(332,596)	(5.8%)

Agencies

Fannie Mae & Freddie Mac	112,420	1.8%	174,287	2.9%	(61,867)	(1.1%)
Other agencies	14,643	0.2%	42,676	0.7%	(28,033)	(0.5%)

Total agencies	127,063	2.0%	216,963	3.6%	(89,900)	(1.6%)

Non-U.S. government (Sovereign debt)	402,288	6.5%	184,387	3.1%	217,901	3.4%

FDIC guaranteed corporate	183,314	3.0%	388,468	6.5%	(205,154)	(3.5%)

Non-U.S. government-backed corporate	594,897	9.6%	357,504	5.9%	237,393	3.7%

Corporate	1,294,442	21.0%	1,512,411	25.1%	(217,969)	(4.1%)

Mortgage-backed

Residential mortgage-backed
Agency securities	363,814	5.9%	401,807	6.7%	(37,993)	(0.8%)
Non-agency securities - Prime	66,896	1.1%	19,591	0.3%	47,305	0.8%
Non-agency securities - Alt A	37,645	0.6%	14,558	0.2%	23,087	0.4%

Total residential mortgage-backed	468,355	7.6%	435,956	7.2%	32,399	0.4%

Commercial mortgage-backed	318,805	5.2%	219,440	3.7%	99,365	1.5%

Total mortgage-backed	787,160	12.8%	655,396	10.9%	131,764	1.9%

Asset-backed

Credit cards	12,001	0.2%	—	0.0%	12,001	0.2%
Student loans	2,384	0.0%	33,056	0.6%	(30,672)	(0.6%)
Auto	—	0.0%	1,809	0.0%	(1,809)	0.0%
Other	5,224	0.1%	5,242	0.1%	(18)	0.0%

Total asset-backed	19,609	0.3%	40,107	0.7%	(20,498)	(0.4%)

Total securitized assets	806,769	13.1%	695,503	11.6%	111,266	1.5%

Total fixed maturity investments	3,837,638	62.1%	4,116,697	68.5%	(279,059)	(6.4%)

Equity investments trading	45,607	0.7%	—	—	45,607	0.7%

Other investments

Private equity partnerships	345,986	5.6%	347,556	5.7%	(1,570)	(0.1%)
Senior secured bank loan funds	243,766	3.9%	166,106	2.8%	77,660	1.1%
Catastrophe bonds	85,800	1.4%	123,961	2.1%	(38,161)	(0.7%)
Non-U.S. fixed income funds	29,440	0.5%	80,224	1.3%	(50,784)	(0.8%)
Hedge funds	26,810	0.4%	41,005	0.7%	(14,195)	(0.3%)
Miscellaneous other investments	4,955	0.1%	28,696	0.5%	(23,741)	(0.4%)

Total other investments	736,757	11.9%	787,548	13.1%	(50,791)	(1.2%)

Total managed investment portfolio	$6,177,939	100.0%	$6,014,609	100.0%	$163,330

17

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	September 30, 2011
Sector	Total	AAA	AA	A	BBB	Non- Investment Grade	Not Rated

Financials	$677,055	$45,068	$177,897	$356,861	$72,361	$13,098	$11,770
Industrial, utilities and energy	220,233	—	25,664	61,009	99,051	34,509	—
Communications and technology	142,845	—	933	73,923	44,220	23,239	530
Consumer	99,019	—	6,715	32,192	38,979	20,797	336
Basic materials	68,793	—	—	5,072	46,192	17,515	14
Health care	55,049	—	38,099	6,139	559	10,252	—
Other	31,448	10,469	9,864	8,813	2,064	238	—

Total corporate fixed maturity investments, at fair value (1)	$1,294,442	$55,537	$259,172	$544,009	$303,426	$119,648	$12,650

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2011
Issuer	Total	Short term investments	Fixed maturity investments

JP Morgan Chase & Co.	$73,718	$7,542	$66,176
General Electric Company	53,963	6,496	47,467
Citigroup Inc.	52,529	—	52,529
Bank of America Corp.	41,188	—	41,188
Barclays PLC	35,818	—	35,818
Lloyds Banking Group PLC	33,749	5,998	27,751
Morgan Stanley	32,985	—	32,985
HSBC Holdings PLC	31,708	5,999	25,709
Credit Suisse Group AG	31,603	—	31,603
Wells Fargo & Co. Ltd.	27,939	—	27,939

Total (2)	$415,200	$26,035	$389,165

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2011

Catastrophe	$497,889	$524,700	$539,723	$1,562,312
Specialty	113,022	52,285	333,947	499,254

Total Reinsurance	610,911	576,985	873,670	2,061,566
Lloyd’s	18,114	10,558	43,676	72,348
Insurance	39,058	5,020	48,013	92,091

Total	$668,083	$592,563	$965,359	$2,226,005

June 30, 2011

Catastrophe	$406,522	$473,439	$630,651	$1,510,612
Specialty	108,613	51,439	347,795	507,847

Total Reinsurance	515,135	524,878	978,446	2,018,459
Lloyd’s	10,498	10,450	39,008	59,956
Insurance	35,196	5,577	51,540	92,313

Total	$560,829	$540,905	$1,068,994	$2,170,728

March 31, 2011

Catastrophe	$156,246	$422,871	$838,360	$1,417,477
Specialty	112,092	49,221	338,671	499,984

Total Reinsurance	268,338	472,092	1,177,031	1,917,461
Lloyd’s	217	14,774	36,526	51,517
Insurance	38,291	5,300	57,526	101,117

Total	$306,846	$492,166	$1,271,083	$2,070,095

December 31, 2010

Catastrophe	$173,157	$281,202	$163,021	$617,380
Specialty	102,521	60,196	350,573	513,290

Total Reinsurance	275,678	341,398	513,594	1,130,670
Lloyd’s	172	6,874	12,985	20,031
Insurance	40,943	3,317	62,882	107,142

Total	$316,793	$351,589	$589,461	$1,257,843

September 30, 2010

Catastrophe	$201,704	$238,572	$250,899	$691,175
Specialty	93,732	81,587	358,368	533,687

Total Reinsurance	295,436	320,159	609,267	1,224,862
Lloyd’s	190	8,651	8,196	17,037
Insurance	47,900	6,044	68,382	122,326

Total	$343,526	$334,854	$685,845	$1,364,225

19

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended September 30, 2011			Three months ended September 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$2,170,728	$333,245	$1,837,483	$1,345,887	$89,624	$1,256,263

Incurred losses and loss expenses
Current year	194,781	108,351	86,430	128,603	13,741	114,862
Prior years	(15,116)	(6,516)	(8,600)	(33,293)	3,633	(36,926)

Total incurred losses and loss expenses	179,665	101,835	77,830	95,310	17,374	77,936

Paid losses and loss expenses
Current year	56,724	—	56,724	38,024	—	38,024
Prior years	67,664	527	67,137	38,948	3,549	35,399

Total paid losses and loss expenses	124,388	527	123,861	76,972	3,549	73,423

Reserve for losses and loss expenses, end of period	$2,226,005	$434,553	$1,791,452	$1,364,225	$103,449	$1,260,776

	Nine months ended September 30, 2011			Nine months ended September 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$1,257,843	$101,711	$1,156,132	$1,344,433	$84,099	$1,260,334

Incurred losses and loss expenses
Current year	1,319,400	364,341	955,059	440,084	54,177	385,907
Prior years	(111,743)	(14,312)	(97,431)	(238,395)	(8,961)	(229,434)

Total incurred losses and loss expenses	1,207,657	350,029	857,628	201,689	45,216	156,473

Paid losses and loss expenses
Current year	108,302	—	108,302	40,199	—	40,199
Prior years	131,193	17,187	114,006	141,698	25,866	115,832

Total paid losses and loss expenses	239,495	17,187	222,308	181,897	25,866	156,031

Reserve for losses and loss expenses, end of period	$2,226,005	$434,553	$1,791,452	$1,364,225	$103,449	$1,260,776

20

RenaissanceRe Holdings Ltd.

Earnings (Loss) per Share

	Three months ended
(common shares in thousands)	September 30, 2011	June 30 2011	March 31, 2011	December 31, 2010	September 30, 2010

Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$49,263	$24,764	$(248,033)	$122,575	$204,750
Amount allocated to participating common shareholders (1)	(911)	(461)	6,327	(3,107)	(5,147)

	$48,352	$24,303	$(241,706)	$119,468	$199,603

Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -

Weighted average common shares	50,501	50,493	51,504	53,166	53,467

Per common share equivalents of employee stock options and restricted shares	472	557	—	501	498

Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,973	51,050	51,504	53,667	53,965

Basic income (loss) per RenaissanceRe common share	$0.96	$0.48	$(4.69)	$2.25	$3.73

Diluted income (loss) per RenaissanceRe common share (2)	$0.95	$0.48	$(4.69)	$2.23	$3.70

	Nine months ended
(common shares in thousands)	September 30, 2011	September 30, 2010

Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(174,006)	$580,038
Amount allocated to participating common shareholders (1)	(761)	(14,639)

	$(174,767)	$565,399

Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -

Weighted average common shares	50,830	55,804

Per common share equivalents of employee stock options and restricted shares	—	495

Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,830	56,299

Basic (loss) income per RenaissanceRe common share	$(3.44)	$10.13

Diluted (loss) income per RenaissanceRe common share (2)	$(3.44)	$10.04

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

21

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Top Layer Re	$3,688	$3,967	$(22,509)	$(9,437)	$(8,655)
Tower Hill Companies	2,504	1,216	(449)	(30)	2,023
Other	(1,398)	(55)	(795)	(923)	(108)

Total equity in earnings (losses) of other ventures	$4,794	$5,128	$(23,753)	$(10,390)	$(6,740)

	Nine months ended
	September 30, 2011	September 30, 2010

Tower Hill Companies	$3,271	$1,181
Top Layer Re	(14,854)	(2,666)
Other	(2,248)	61

Total equity in (losses) earnings of other ventures	$(13,831)	$(1,424)

22

RenaissanceRe Holdings Ltd.

Other (Loss) Income

	Three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Gain on sale of NBIC	$4,836	$—	$—	$—	$—
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(2,704)	(1,022)	43,521	8,448	(677)
Weather and energy risk management operations	(3,232)	(3,779)	3,295	15,206	(4,740)
Mark-to-market on Platinum warrant	—	—	2,975	1,067	14,352
Gain on sale of ChannelRe	—	—	—	—	15,835
Other items	(915)	(366)	354	1,311	251

Total other (loss) income	$(2,015)	$(5,167)	$50,145	$26,032	$25,021

	Nine months ended
	September 30, 2011	September 30, 2010

Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$39,795	$(3,234)
Gain on sale of NBIC	4,836	—
Mark-to-market on Platinum warrant	2,975	8,987
Weather and energy risk management operations	(3,716)	(7,057)
Gain on sale of ChannelRe	—	15,835
Other items	(927)	557

Total other income	$42,963	$15,088

23

RenaissanceRe Holdings Ltd.

Ratings

	A.M. Best	S&P (4)	Moody’s	Fitch

REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

LLOYD’S SEGMENT
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd’s Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe	A	A	—	—

RENAISSANCERE (3)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.
(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent its financial strength rating.
(3)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4)	The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s issuer credit rating.

24

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations and in the third quarter of 2010, the gain on the sale of the Company’s ownership interest in ChannelRe. The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share – diluted” and “operating return on average common equity – annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share – diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share – diluted; and 3) return on average common equity – annualized to operating return on average common equity – annualized:

	Three months ended					Nine months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	September 30, 2011	September 30, 2010

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$49,263	$24,764	$(248,033)	$122,575	$204,750	$(174,006)	$580,038
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(16,983)	(34,979)	5,214	66,149	(92,342)	(46,748)	(210,593)
Adjustment for net other-than-temporary impairments of continuing operations	449	—	—	—	—	449	829
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	(42)	353	(5,669)	(42)	(7,122)
Adjustment for gain on sale of ChannelRe	—	—	—	—	(15,835)	—	(15,835)

Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$32,729	$(10,215)	$(242,861)	$189,077	$90,904	$(220,347)	$347,317

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.95	$0.48	$(4.69)	$2.23	$3.70	$(3.44)	$10.04
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(0.34)	(0.69)	0.10	1.23	(1.71)	(0.92)	(3.74)
Adjustment for net other-than-temporary impairments of continuing operations	0.01	—	—	—	—	0.01	0.02
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	0.01	(0.11)	—	(0.13)
Adjustment for gain on sale of ChannelRe	—	—	—	—	(0.29)	—	(0.28)

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.62	$(0.21)	$(4.59)	$3.47	$1.59	$(4.35)	$5.91

Return on average common equity - annualized	6.6%	3.3%	(31.3%)	14.6%	25.4%	(7.5%)	24.2%
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(2.3%)	(4.7%)	0.6%	7.9%	(11.4%)	(2.1%)	(8.8%)
Adjustment for net other-than-temporary impairments of continuing operations	0.1%	—	—	—	—	—	—
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	(0.7%)	—	(0.3%)
Adjustment for gain on sale of ChannelRe	—	—	—	—	(2.0%)	—	(0.6%)

Operating return on average common equity - annualized	4.4%	(1.4%)	(30.7%)	22.5%	11.3%	(9.6%)	14.5%

25

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s segment, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment.

The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Book value per common share	$57.89	$57.30	$57.01	$62.58	$60.57
Adjustment for goodwill and other intangibles (1)	(0.94)	(0.96)	(0.99)	(2.03)	(2.05)

Tangible book value per common share	56.95	56.34	56.02	60.55	58.52
Adjustment for accumulated dividends	10.66	10.40	10.14	9.88	9.63

Tangible book value per common share plus accumulated dividends	$67.61	$66.74	$66.16	$70.43	$68.15

Change in book value per common share	1.0%	0.5%	(8.9%)	3.3%	6.3%

Change in tangible book value per common share plus change in accumulated dividends	1.5%	1.0%	(7.1%)	3.9%	7.1%

(1)	At September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, goodwill and other intangibles included $34.2 million, $35.4 million, $36.8 million, $38.1 million and $39.5 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method and $Nil, $Nil, $Nil, $57.0 million and $58.1 million, respectively, of goodwill and intangibles included in assets of discontinued operations held for sale.

26